                                                                    Exhibit 10.8

                              NOVATION CONFIRMATION


DATE:             February 27, 2007

To: WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Banc of America Funding Corporation 2007-2 Supplemental Interest Trust ("Counterparty")
                  Phone #: 410-884-2000
                  Fax #: 410-715-2380
                  Attn: Client Manager- Banc of America Funding Corporation
                  2007-2

To:               Bank of America, N.A.
                  Fax #: 44 207 174 6481
                  Attn: Swap Documentation Group

From:             The Bank of New York ("BNY")
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attn:  Swap Confirmation Dept.
                  Phone #: 212-804-5163/5103
                  Fax #:  212-804-5818/5837
                  Email: Irdsuppdocs@bankofny.com

RE:               Novation Transaction

Transaction Reference Number:       38857
================================================================================

Dear Sir or Madam:

     The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.

     1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of 2000 ISDA
Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

     2.  The  terms  of  the  Novation   Transaction   to  which  this  Novation
Confirmation relates are as follows:


Novation Date:                     February 28, 2007

Novated Amount:                    The full Notional Amount specified  as of the
                                   relevant  date in  Schedule  I of the New
                                   Confirmation.

Transferor:                        Bank of America, N.A.

Transferee:                        Counterparty

Remaining Party:                   BNY

New Agreement (between
Transferee and
Remaining Party):                  February 27, 2007

3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

----------------------------------------------------------------------------
Transaction Reference Number                            38857
----------------------------------------------------------------------------
Trade Date                                         January 26, 2007
----------------------------------------------------------------------------
Effective Date                                    February 28, 2007
----------------------------------------------------------------------------
Termination Date                                    April 25, 2012
----------------------------------------------------------------------------
Fixed Rate                                              5.289%
----------------------------------------------------------------------------


4. The terms of the New Transaction to which this Novation Confirmation relates shall be evidenced by a New Confirmation attached hereto as Annex A.

Full First Calculation Period:     Applicable

5.  The  parties  confirm  their   acceptance  to  be  bound  by  this  Novation
Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each New Transaction.

THE BANK OF NEW YORK                   BANK OF AMERICA, N.A.


By:  .............................     By:  ..................................
Name:                                  Name:
Title:                                 Title:
Date:                                  Date:



WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE BANC OF AMERICA FUNDING CORPORATION 2007-2 SUPPLEMENTAL INTEREST TRUST


By:  ....................................
Name:
Title:
Date:

                                     Annex A
                                                               [GRAPHIC OMITTED]


                                  CONFIRMATION

DATE:             February 27, 2007

TO: WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Banc of America Funding Corporation 2007-2 Supplemental Interest Trust ("Counterparty")
                  Phone #: 410-884-2000
                  Fax #: 410-715-2380

ATTN:             Client Manager- Banc of America Funding Corporation 2007-2

FROM:             The Bank of New York ("BNY")
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attn:  Swap Confirmation Dept.
                  Phone #: 212-804-5163/5161/5103
                  Fax #:  212-804-5818/5837
                  Email: Irdsuppdocs@BankofNY.com

RE:               Transaction Reference Number: 38857

================================================================================


     The purpose of this letter (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

     This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of February 28, 2007, as amended and supplemented from time to time (the "Agreement"), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:               The  amount  set forth on the Schedule I attached
                               hereto for such Calculation Period

Effective Date:                February 28, 2007

Termination Date:              April   25,  2012,  subject   to  adjustment   in
                               accordance   with  the  Following   Business  Day
                               Convention;  provided,  however,   that  for  the
                               purpose of determining the final Fixed Rate Payer
                               Period End Date, Termination Date s hall be subject to No Adjustment.

FIXED AMOUNTS

Fixed Rate Payer:              Counterparty

Fixed Rate Payer
Payment Dates:                 The 25th day of each  month,  beginning  on March
                               25,  2007  and  ending on the  Termination  Date,
                               subject  to  adjustment  in  accordance  with the
                               Following   Business   Day   Convention  with  No
                               Adjustment for Period End Dates.

Fixed Rate:                    5.289%

Fixed Rate Day Count
Fraction:                      30/360

FLOATING AMOUNTS

Floating Rate Payer:           BNY

Floating Rate Payer
Period End Dates:              The 25th day of each  month,  beginning  on March
                               25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention

Floating Rate Payer
Payment Dates:                 Early Payment shall be  applicable.  The Floating
                               Rate Payer Payment Date shall be two (2) Business
                               Days  preceding  each  Floating Rate Payer Period
                               End Date.

Floating Rate for initial
Calculation Period:            5.32%

Floating Rate Option:          USD-LIBOR-BBA

Designated Maturity:           1 month

Spread:                        None

Floating Rate Day Count
Fraction:                      Actual/360

Reset Dates:                   The   first  day of each  Calculation  Period  or
                               Compounding Period, if Compounding is applicable

Compounding:                   Inapplicable


ADDITIONAL TERMS

Business Days:                 New York

Calculation Agent:             BNY


Payment Instructions:
     When remitting funds
     to us, please pay:        The Bank of New York
                               Derivative Products Support Department
                               ABA #:  021000018
                               Account #:  890-0068-175
                               Reference:  Interest Rate Swaps

     We will pay you at:       Wells Fargo Bank, N.A.
                               San Francisco, CA
                               ABA:    121000248
                               ACCT:   3970771416
                               ACCT Name:  SAS Clearing
                               FFC:    50990101

                                   Schedule I

            (all such dates subject to No Adjustment with respect to
               Fixed Rate Payer Period End Dates and adjustment in
              accordance with the Following Business Day Convention
              with respect to Floating Rate Payer Period End Dates)

-------------------------- -------------------- ------------------------------
   From and including       To but excluding      Notional Amount (in USD)
-------------------------- -------------------- ------------------------------
        28-Feb-07               25-Mar-07               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Mar-07               25-Apr-07               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Apr-07               25-May-07               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-May-07               25-Jun-07               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Jun-07               25-Jul-07               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Jul-07               25-Aug-07               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Aug-07               25-Sep-07               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Sep-07               25-Oct-07               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Oct-07               25-Nov-07               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Nov-07               25-Dec-07               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Dec-07               25-Jan-08               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Jan-08               25-Feb-08               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Feb-08               25-Mar-08               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Mar-08               25-Apr-08               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Apr-08               25-May-08               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-May-08               25-Jun-08               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Jun-08               25-Jul-08               85,114,087.23
-------------------------- -------------------- ------------------------------
        25-Jul-08               25-Aug-08               76,965,573.03
-------------------------- -------------------- ------------------------------
        25-Aug-08               25-Sep-08               67,443,595.99
-------------------------- -------------------- ------------------------------
        25-Sep-08               25-Oct-08               58,291,438.48
-------------------------- -------------------- ------------------------------
        25-Oct-08               25-Nov-08               49,494,761.90
-------------------------- -------------------- ------------------------------
        25-Nov-08               25-Dec-08               41,039,782.78
-------------------------- -------------------- ------------------------------
        25-Dec-08               25-Jan-09               32,913,251.32
-------------------------- -------------------- ------------------------------
        25-Jan-09               25-Feb-09               25,102,430.76
-------------------------- -------------------- ------------------------------
        25-Feb-09               25-Mar-09               19,844,439.39
-------------------------- -------------------- ------------------------------
        25-Mar-09               25-Apr-09               16,236,611.70
-------------------------- -------------------- ------------------------------
        25-Apr-09               25-May-09               12,768,976.12
-------------------------- -------------------- ------------------------------
        25-May-09               25-Jun-09               9,436,094.87
-------------------------- -------------------- ------------------------------
        25-Jun-09               25-Jul-09               6,798,932.00
-------------------------- -------------------- ------------------------------
        25-Jul-09               25-Aug-09               6,798,932.00
-------------------------- -------------------- ------------------------------
        25-Aug-09               25-Sep-09               6,798,932.00
-------------------------- -------------------- ------------------------------
        25-Sep-09               25-Oct-09               6,798,932.00
-------------------------- -------------------- ------------------------------
        25-Oct-09               25-Nov-09               6,798,932.00
-------------------------- -------------------- ------------------------------
        25-Nov-09               25-Dec-09               6,798,932.00
-------------------------- -------------------- ------------------------------
        25-Dec-09               25-Jan-10               6,798,932.00
-------------------------- -------------------- ------------------------------
        25-Jan-10               25-Feb-10               6,798,932.00
-------------------------- -------------------- ------------------------------

        25-Feb-10               25-Mar-10               6,798,932.00
-------------------------- -------------------- ------------------------------
        25-Mar-10               25-Apr-10               4,557,767.03
-------------------------- -------------------- ------------------------------
        25-Apr-10               25-May-10               3,399,089.07
-------------------------- -------------------- ------------------------------
        25-May-10               25-Jun-10               3,266,553.14
-------------------------- -------------------- ------------------------------
        25-Jun-10               25-Jul-10               3,139,172.73
-------------------------- -------------------- ------------------------------
        25-Jul-10               25-Aug-10               3,016,747.71
-------------------------- -------------------- ------------------------------
        25-Aug-10               25-Sep-10               2,899,085.66
-------------------------- -------------------- ------------------------------
        25-Sep-10               25-Oct-10               2,786,001.67
-------------------------- -------------------- ------------------------------
        25-Oct-10               25-Nov-10               2,677,317.96
-------------------------- -------------------- ------------------------------
        25-Nov-10               25-Dec-10               2,572,863.65
-------------------------- -------------------- ------------------------------
        25-Dec-10               25-Jan-11               2,472,474.51
-------------------------- -------------------- ------------------------------
        25-Jan-11               25-Feb-11               2,375,992.64
-------------------------- -------------------- ------------------------------
        25-Feb-11               25-Mar-11               2,283,266.28
-------------------------- -------------------- ------------------------------
        25-Mar-11               25-Apr-11               2,194,149.56
-------------------------- -------------------- ------------------------------
        25-Apr-11               25-May-11               2,070,831.73
-------------------------- -------------------- ------------------------------
        25-May-11               25-Jun-11               1,931,929.05
-------------------------- -------------------- ------------------------------
        25-Jun-11               25-Jul-11               1,798,434.94
-------------------------- -------------------- ------------------------------
        25-Jul-11               25-Aug-11               1,670,139.25
-------------------------- -------------------- ------------------------------
        25-Aug-11               25-Sep-11               1,546,839.99
-------------------------- -------------------- ------------------------------
        25-Sep-11               25-Oct-11               1,428,342.98
-------------------------- -------------------- ------------------------------
        25-Oct-11               25-Nov-11               1,314,461.60
-------------------------- -------------------- ------------------------------
        25-Nov-11               25-Dec-11               1,205,016.47
-------------------------- -------------------- ------------------------------
        25-Dec-11               25-Jan-12               1,099,835.14
-------------------------- -------------------- ------------------------------
        25-Jan-12               25-Feb-12                998,751.89
-------------------------- -------------------- ------------------------------
        25-Feb-12               25-Mar-12                901,607.39
-------------------------- -------------------- ------------------------------
        25-Mar-12               25-Apr-12                808,248.52
-------------------------- -------------------- ------------------------------

(Multicurrency -- Cross Border)
                                      ISDA?
                  International Swap Dealers Association, Inc.
                                    SCHEDULE
                                     to the
                                Master Agreement
                          dated as of February 27, 2007

                                     between

 THE BANK OF NEW YORK          and       WELLS FARGO BANK, N.A.,
                                         not in its
                                         individual capacity,
                                         but solely as
                                         Supplemental
                                         Interest Trust
                                         Trustee on behalf of
                                         the Banc of America
                                         Funding 2007-2
                                         Supplemental
                                         Interest Trust

established as a banking organization    The Supplemental Interest Trust is a
under the laws of the State of           common law trust established under
New York                                 the laws of the State of New York

        ("Party A")                              ("Party B")
----------------------------             -------------------------------


Certain Definitions. As used herein, "Moody's", "S&P", "Rating Agency", "Collateralization Event", "Moody's Collateralization Event", "S&P Collateralization Event"; "Ratings Event", "Moody's Ratings Event", "S&P Ratings Event", "Qualifying Ratings", "Moody's First Level Qualifying Ratings", "Moody's Second Level Qualifying Ratings", "S&P Qualifying Ratings", "Qualified Transferee", "Qualified Guarantor", and "Qualified Guaranty" have the meanings assigned in Part 5(i)(i).

Definitions Incorporated by Reference. Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement, dated February 27, 2007, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A, as Master Servicer and Securities Administrator, and U.S. Bank National Association, as Trustee (the "Pooling and Servicing Agreement") have the meanings assigned therein. In the event of any inconsistency between the terms of this Agreement and the terms of the Pooling and Servicing Agreement, this Agreement will govern.

Part 1. Termination Provisions.

(a) "Specified Entity" in relation to Party A or Party B shall mean: none.

(b) "Specified Transaction" will have the meaning specified in Section 14.

(c) Applicability. The following provisions apply or do not apply to the parties as specified below:

     (i)  Section 5(a)(i) (Failure to Pay or Deliver):

          (A)  will apply to Party A; and

          (B)  will apply to Party B.

     (ii) Section 5(a)(ii) (Breach of Agreement):

          (A)  will apply to Party A; and

          (B)  will not apply to Party B.

     (iii) Section 5(a)(iii) (Credit Support Default):

          (A)  will apply to Party A; and

          (B)  will not apply to Party B.

     (iv) Section 5(a)(iv) (Misrepresentation):

          (A)  will apply to Party A; and

          (B)  will not apply to Party B.

     (v)  Section 5(a)(v) (Default under Specified Transaction):

          (A)  will not apply to Party A; and

          (B)  will not apply to Party B.

     (vi) Section 5(a)(vi) (Cross Default):

          (A)  will apply to Party A; and

          (B)  will not apply to Party B.

          For  the purposes of Section 5(a)(vi):

          "Specified Indebtedness" will have the meaning specified in Section 14, except that it shall not include indebtedness in respect of deposits received.

          "Threshold Amount" means, 3% of consolidated shareholders equity of Party A and its subsidiaries determined in accordance with generally accepted accounting principles of the United States consistently applied as of the last day of the fiscal quarter ended immediately prior to the occurrence or existence of an event for which a Threshold Amount is applicable under Section 5(a)(vi).

     (vii) Section 5(a)(vii) (Bankruptcy):

          (A) will apply to Party A; and

          (B) will not apply to Party B with respect to subclauses (2), (4) (but only if the proceeding or petition is instituted or presented by Party A or its affiliates), (7), (8) (but subclause (8) will not apply to Party B only to the extent that subclauses (2), (4) and (7) do not apply to Party B) and (9) of Section 5(a)(vii), and the remaining provisions of Section 5(a)(vii) will apply to Party B; and in subclause (6) the words "trustee" and "custodian" will not include the Supplemental Interest Trust Trustee and the words "seeks or" will be deleted.

     (viii) Section 5(a)(viii) (Merger without Assumption):

          (A) will apply to Party A; and

          (B) will apply to Party B.

     (ix) Section 5(b)(i) (Illegality):

          (A) will apply to Party A; and

          (B) will apply to Party B.

     (x) Section 5(b)(ii) (Tax Event):

          (A) will apply to Party A; and

          (B) will apply to Party B;

          provided that the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)" shall be deleted.

     (xi) Section 5(b)(iii) (Tax Event upon Merger):

          (A) will apply to Party A, provided, that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party; and

          (B) will apply to Party B.

     (xii) Section 5(b)(iv) (Credit Event upon Merger):

          (A) will not apply to Party A; and

          (B) will not apply to Party B.

     (xiii) Section 5(b)(v) (Additional Termination Event):

          (A) will apply to Party A with respect to Part 1(g)(iv) and (v); and

          (B) will apply to Party B with respect to Parts 1(g)(i) and (iii).

(d) The "Automatic Early Termination" provision of Section 6(a):

          (A) will not apply to Party A; and

          (B) will not apply to Party B.

(e) Payments on Early Termination. For the purpose of Section 6(e), the Second Method and Market Quotation will apply. For such purpose, for so long as the Overcollateralized Certificates are rated by Moody's, if Party A is the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or the Defaulting Party in respect of any Event of Default (but not, in any case, in respect of a Termination Event arising from an Illegality or Tax Event), the following provisions shall apply:

     (i) The definitions of "Market Quotation" and "Settlement Amount" are amended in their entirety to read as follows:

          "Market Quotation" means, with respect to one or more Terminated Transactions, an offer capable when made of becoming legally binding upon acceptance made by a Qualified Transferee for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Qualified Transferee to enter into a transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to

          Transactions that are not Terminated Transactions) (which shall be determined by Party B, acting in a commercially reasonable manner), that would have the effect of preserving the economic equivalent for Party B of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date (such transaction, a "Replacement Transaction"). For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

          "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, Provided that:

          (1) If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the "Latest Settlement Amount Determination Day"), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

          (2) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Un-paid amounts) for the relevant Terminated Transaction or group of Termi-nated Transactions.

     (ii) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

     (iii) if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount De-termination Day.

     (iv) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

          "Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, Provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under
          (1)."

(f) "Termination Currency" means United States Dollars.

(g) "Additional Termination Event" will apply. The following shall constitute Additional Termination Events, and the party specified shall be the Affected Party with respect thereto:--

     (i) Termination of Trust Fund. The Trust, Supplemental Interest Trust or Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement (including, without limitation, by exercise of the option to purchase and giving of notice under Sections 10.01 and 10.02 of the Pooling and Servicing Agreement). The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust and the Supplemental Interest Trust or Trust Fund is terminated and final payment is made in respect of the Certificates. Party B shall be the sole Affected Party. However, each of Party A and Party B may designate an Early Termination Date in respect of this Additional Termination Event.

     (ii) [Reserved.]

     (iii) Amendment of Pooling and Servicing Agreement. The amendment of the Pooling and Servicing Agreement in a manner which has a material adverse effect on Party A without first obtaining the prior written consent of Party A (such consent not to be unreasonably withheld), where such consent is required under the Pooling and Servicing Agreement. Party B shall be the sole Affected Party.

     (iv) Collateralization Event or Ratings Event. A Collateralization Event or Ratings Event has occurred and is continuing and Party A fails to comply with the provisions of Part 5(i)(ii) within the time periods set out therein; provided that an Additional Termination Event shall not be deemed to occur by virtue of a breach of Part 5(i)(ii)(B) with respect to a Moody's Ratings Event unless and until such Moody's Ratings Event has continued for 30 or more Business Days and at least one Qualified Transferee has made an offer which remains capable of becoming legally binding upon acceptance to enter into a Permitted Transfer or other Replacement Transaction. Party A shall be the sole Affected Party. In the event that Party A has elected or is required to post collateral following the occurrence of a Ratings Event, then, a failure to post collateral in accordance with the provisions of the Credit Support Annex shall be subject to the provisions of Section 5(a)(iii) and shall not be treated as an Additional Termination Event. Any breach of Part 5(i)(ii)(A), (B) or (C) which is treated as an Additional Termination Event under this Part 1(g)(iv) shall not constitute an Event of Default.

     (v) Regulation AB. Party A shall fail to comply with the provisions of Part 5(j) within the time provided for therein. Party A shall be the sole Affected Party.

Party B shall not effectively designate an Early Termination Date unless and until it has given prior written notice thereof to Moody's and S&P.

Part 2. Tax Representations and Certain Tax-related Provisions.

(a) Payer Representations. For the purpose of Section 3(e), Party A makes the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to
     Section 3(f);

     (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

     (iii) the  satisfaction  of the  agreement of the other party  contained in
     Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f), Party A and Party B make the following representations.

     (i) The following representation will apply to Party A:

          (x) It is a "U.S. person" (as that term is used in Section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations ("Treas. Reg.")) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

     (ii) The following representation will apply to Party B:

          None.

(c) Additional Amounts Not Payable by Party B. Party B shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4).

(d) Indemnifiable Tax. The definition of "Indemnifiable Tax" in Section 14 is amended in its entirety to read as follows:

     "Indemnifiable Tax" means in relation to payments by Party A any Tax and in relation to payments by Party B no Tax.

Part 3. Agreement to Deliver Documents. For the purpose of Section 4(a):

(a) Tax forms, documents or certificates to be delivered are:



------------------------------------------------------------------------------------------------------------------------------------
Party required to deliver   Form/Document/ Certificate                            Date  by   which  to  be
document                                                                          delivered

------------------------------------------------------------------------------------------------------------------------------------
Party A and Party B         Any document reasonably requested to                (i) Prior to the first scheduled Payment Date;
                            allow the other party to make payments              (ii) promptly upon reasonable demand by the other
                            under this Agreement without any                    party; and (iii) promptly upon learning that any
                            deduction or withholding for or on the              form previously provided by to the other party
                            account of any tax.                                 has  become obsolete or incorrect.

------------------------------------------------------------------------------------------------------------------------------------



(b) Other documents to be delivered are:



--------------------------------------------------------------------------------------------------------------------
 Party required to                                                                               Covered by Section
 deliver document                 Form/Document/                     Date by which to be        3(d) Representation
                                    Certificate                          delivered
--------------------------------------------------------------------------------------------------------------------
 Party A                 A  certificate  of an  authorized      Upon the execution and          Yes
                         officer of the  party,  as to the      delivery of this
                         incumbency  and  authority of the      Agreement
                         respective  officers of the party
                         signing   this   Agreement,   any
                         relevant      Credit      Support
                         Document,  or  any  Confirmation,
                         as the case may be.

--------------------------------------------------------------------------------------------------------------------
 Party B                 (i)  a  copy   of  the   executed      With respect to (i) upon        Yes
                         Pooling and Servicing  Agreement,      the execution and
                         (ii)  an  incumbency  certificate      delivery of the Pooling
                         verifying  the  true   signatures      and Servicing Agreement,
                         and  authority  of the  person or      and with respect to (ii)
                         persons  signing  this  Agreement      and (iii) upon the
                         on  behalf  of Party B, and (iii)      execution and delivery
                         a    certified    copy   of   the      of this Agreement
                         authorizing     resolution    (or
                         equivalent            authorizing
                         documentation)   of  Wells  Fargo
                         Bank,  N.A.  which sets forth the
                         authority  of each  signatory  to
                         the  Confirmation  signing on its
                         behalf and the  authority of such
                         party to enter into  Transactions


--------------------------------------------------------------------------------------------------------------------
                         contemplated  and  performance of
                         its obligations hereunder.

--------------------------------------------------------------------------------------------------------------------
 Party A                 A    legal    opinion    as    to      Upon the execution and          No
                         enforceability  of this Agreement      delivery of this
                         and any  Confirmation  evidencing      Agreement and such
                         a Transaction hereunder.               Confirmation

--------------------------------------------------------------------------------------------------------------------
 Party B                 A   legal   opinion   as  to  the      Upon the execution and          No
                         enforceability  of this Agreement      delivery of this
                         and any  Confirmation  evidencing      Agreement and such
                         a Transaction hereunder                Confirmation
--------------------------------------------------------------------------------------------------------------------



Part 4. Miscellaneous.

(a) Addresses for Notices. For the purpose of Section 12(a):

     Address for notices or communications to Party A:

     Party A: With respect to any Transaction, to the office(s) specified in the Confirmation related to such Transaction. A copy of any notice or other communication with respect to Sections 5 or 6 should also be sent to the addresses set out below:

                  The Bank of New York
                  Legal Department
                  One Wall Street - 10th Floor
                  New York, New York 10286
                           Attention: General Counsel

     Address for notices or communications to Party B:

                  Address:       Wells Fargo Bank, N.A.,
                                 not in its individual capacity, but solely
                                 as Supplemental Interest Trust Trustee on
                                 behalf of the Banc of America Funding 2007-2
                                 Supplemental Interest Trust 9062 Old
                                 Annapolis Rd.
                                 Columbia, Maryland 21045
                  Attention:     Client Manager - BAFC 2007-2
                  Facsimile:     (410) 715-2380   Telephone:  (410) 884-2000

                  (For all purposes.)

(b) Process Agent. For the purpose of Section 13(c):

     Party A appoints as its Process Agent:-- not applicable.

     Party B appoints as its Process Agent:-- not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c):

     Party A is a Multibranch Party and will enter into each Transaction only through the following Office:- New York (for all Transactions).

     Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A.

(f) "Credit Support Document" Credit Support Document means in relation to:--

     Party A: The Credit Support Annex hereto and any Qualified Guaranty.

     Party B: Not applicable.

(g) "Credit Support Provider" means in relation to:

     Party A: The guarantor under any Qualified Guaranty.

     Party B: Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments; Modification of Section 2(a)(iii)(1). Subparagraph (ii) of Section 2(c) will apply. Section 2(a)(iii)(1) is amended by deleting "or Potential Event of Default".

(j) "Affiliate" will have the meaning specified in Section 14, provided, that, Party B shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) hereof.

(k)  Additional  Representations.  Section 3 is hereby  amended by adding  after
Section 3(f) the following subsections:

     "(g) Relationship Between Parties.

          (1)Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2)Evaluation and Understanding.

               (i) It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or
               oral)  of  the  other  party  as   investment   advice  or  as  a
               recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

               (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

          (3) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

     (h) Exclusion from Commodity Exchange Act. (1) It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (2) this Agreement and each Transaction is subject to individual negotiation by such party; and (3) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

     (i) Swap Agreement. Each Transaction is a "swap agreement" as defined in 12 U.S.C. Section 1821(e)(8)(D)(vi) and a "covered swap agreement" as defined in the Commodity Exchange Act (7 U.S.C. Section 27(d)(1))."

Part 5. Other Provisions.

(a) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(b) Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(c) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties. The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(d) Set-off. All payments under this Agreement shall be made without set-off or counterclaim, except as provided in Section 2(c), Section 6 or the provisions hereof relating to Market Quotation and Loss, or Paragraph 8 of the Credit Support Annex. Section 6(e) is amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off." For the avoidance of doubt, if more than one Transaction is entered into under this Agreement, nothing herein is intended to prevent the determination of a Settlement Amount with respect to all such Transactions pursuant to Section 6 (as modified hereby).

(e) Failure to Pay or Deliver. Section 5(a)(i) is hereby amended by replacing the word "third" by the word "second" in the third line thereof.

(f) Non-Recourse. Notwithstanding any provision herein or in this Agreement to the contrary, the obligations of the Supplemental Interest Trust hereunder are limited recourse obligations of the Supplemental Interest Trust, payable solely from the Swap Account. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Supplemental Interest Trust under this Agreement or any confirmation hereunder still outstanding shall be extinguished and thereafter not revive. This provision shall survive the termination of this Agreement.

(g) Limitation on Institution of Bankruptcy Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B, the Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Overcollateralized Certificates. This provision shall survive the termination of this Agreement.

(h)  Transfer,  Amendment  and  Assignment.  Notwithstanding  the  provisions of
Section 7 and Section 9(b), no assignment, transfer, amendment, waiver, supplement or other modification of any Transaction shall be permitted by either party unless (i) it is a Permitted Transfer or the Rating Agency Condition is satisfied with respect thereto, and (ii) each Rating Agency has received prior written notice thereof. The consent of Party B shall not be required for a Permitted Transfer and Party B shall take all steps reasonably requested by Party A (at the expense of Party A) to effect a Permitted Transfer. A "Permitted Transfer" means a novation or assignment to or entry into another form of Replacement Transaction pursuant to which a Qualified Transferee acquires and assumes or enters into a Replacement Transaction by a written instrument in respect of all the Transactions and the rights, liabilities, duties and obligations of Party A hereunder without modification of the terms hereof (other than parties, effective date of said transfer, and tax payee representations of Party A) and with respect to which (i) there is no adverse effect on netting or set-off rights and (ii) each Rating Agency receives prior written notice thereof.

(i) Ratings Downgrade.

     (i) Definitions. For purposes of each Transaction:

     (A) "Rating Agency Condition" means, with respect to any action taken or to be taken hereunder, a condition that is satisfied when each of Moody's Investors Service Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (each a "Rating Agency", and the rating condition with respect to it, "Moody's Rating Condition" and "S&P Rating Condition", respectively) has confirmed in writing to the Securities Administrator that such action will not result in withdrawal, reduction or other adverse action with respect to any then-current rating by such Rating Agency of the Overcollateralized Certificates.

     (B) "Qualifying Ratings" means, with respect to the debt of any entity, (1)
     (x) a short-term unsecured and unsubordinated debt rating of at least "P-1", and a long-term unsecured and unsubordinated debt of at least "A2" (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of at least "A1") by Moody's ("Moody's First Level Qualifying Ratings"), and (y) a short-term unsecured and unsubordinated debt rating of at least "P-2", and a long-term unsecured and unsubordinated debt of at least "A3" (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of at least "A3") by Moody's ("Moody's Second Level Qualifying Ratings"), and (2) a short-term unsecured and unsubordinated debt rating of at least "A-1" , or if it does not have a short-term rating, a long-term unsecured and unsubordinated debt rating of at least "A+" by S&P ("S&P Qualifying Ratings").

     (C) A "Collateralization Event" shall occur as to Party A if, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of both Party A (if such debt of Party A is rated) and the guarantor under each Qualified Guaranty (if any): (1) the short-term rating is reduced to "P-2" or below, or the long-term rating is reduced to "A3" or below, or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is reduced to "A2" or below, by Moody's (a "Moody's Collateralization Event"); or (2) the short-term rating is reduced to "A-2" or below, or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long-term rating is reduced to "A" or below, by S&P (an "S&P Collateralization Event").

     (D) A "Ratings Event" shall occur as to Party A if, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of both Party A (if such debt of Party A is rated) and the guarantor under each Qualified Guaranty (if any): (1) the short-term rating is withdrawn or reduced to "P-3" or below or the long-term rating is reduced to "Baa1", or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is withdrawn or reduced to "Baa1" or below, by Moody's (a "Moody's Ratings Event"); or (2) the short-term rating is reduced below "A-3", or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is withdrawn or reduced to "BB+" or below, by S&P (an "S&P Ratings Event").

     (E) "Qualified Transferee" means a transferee of a novation or assignment or a party (other than Party B) that enters into another form of Replacement Transaction that is a Reference Market-maker ("dealer" in the definition thereof meaning a "dealer in notional principal contracts" as defined in Treas. Reg. Section 1.1001-4) (1) that has Moody's Second Level Qualifying Ratings and S&P Qualifying Ratings or (2) whose present and future obligations owing to Party B are guaranteed pursuant to a Qualified Guaranty.

     (F) "Qualified Guaranty" means an unconditional and irrevocable guaranty of payment (and not of collection) and the performance of the other obligations of Party A (or a Qualified Transferee, as applicable) hereunder by a third party having Moody's Second Level Qualifying Ratings and S&P Qualifying Ratings ("Qualified Guarantor") providing, inter alia, that payment thereunder shall be made as provided and on the conditions set forth in Section 2(d) as modified hereunder (substituting references to Party A as "X" with the guarantor as "X" and "this Agreement" with such guaranty, respectively) (or, in lieu of such provisions relating to tax, a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guaranty will be subject to withholding for
     Tax).

     (ii) Actions to be Taken. (A) If a Collateralization Event occurs, then Party A shall, at its own expense, no later than the earlier of thirty (30) Business Days thereafter in the case of a Moody's Collateralization Event or thirty (30) calendar days thereafter in the case of an S&P Collateralization Event:

          (1) post collateral  (commencing within the times set forth herein) in
          accordance   with  the  Credit  Support  Annex  for  so  long  as  the
          Collateralization Event continues; or

          (2) subject to the S&P Rating Condition, novate or assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee (having the Moody's First Level Qualifying Ratings and the S&P Qualifying Ratings); or

          (3) subject to the S&P Rating Condition, obtain a Qualified Guaranty (provided by a guarantor having the Moody's First Level Qualifying Ratings and the S&P Qualifying Ratings).

     (B) if a Ratings Event occurs, then Party A shall at its own expense, no later than the earlier of thirty (30) Business Days thereafter in the case of a Moody's Ratings Event or ten (10) Business Days thereafter in the case of an S&P Ratings Event and subject to the S&P Rating Condition:

          (1) novate or assign or transfer  the  Transactions  to or replace the
          Transactions   with   Replacement   Transactions   with  a   Qualified
          Transferee, or

          (2) obtain a Qualified Guaranty.

     (C) With respect to (A) and (B) above: (1) Party A shall post collateral in accordance with the Credit Support Annex and the times set forth herein for so long as a Collateralization Event or Ratings Event has occurred (or exists from the time Party A becomes a party hereto) and continues; (2) if a Ratings Event occurs, then Party A shall at its own expense, use commercially reasonable efforts to, as soon as reasonably practicable, take one of the actions referred to in (B) above; and (3) if the debt of Party A is unrated because a Rating Agency has withdrawn such rating while any Transaction is outstanding under this Agreement, and if there is no Eligible Guaranty in effect at such time, then such withdrawal shall be treated as a Ratings Event unless the Rating Agency Condition is satisfied with respect thereto.

(j) Regulation AB. For purposes of Item 1115 ("Item 1115") of Subpart 229.1100 - Asset Backed Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 - 229.1123) ("Regulation AB") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Depositor or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable "significance percentage" with respect to this Agreement under Item 1115 has been reached (the "applicable percentage"), and (y) the Depositor has a reporting obligation under the Exchange Act (such event, hereinafter a "Reg AB Disclosure Event"), then Party A shall, within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions:

     (1) provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) (i)(x) the financial data required by
     Item 301 of Regulation S-K (17 C.F.R. ss.229.301), pursuant to Item 1115(b)(1); (y) financial statements meeting the requirements of Regulation S-X (17 C.F.R. ss.ss.210.1-01 through 210.12-29, but excluding 17 C.F.R.
     ss. 210.3-05 and Article 11 of Regulation S-X (17 C.F.R. ss.ss. 210.11-01 through 210.11-03)), pursuant to Item 1115(b)(2); or (z) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b); and (ii) any updates to such financial information within five (5) Business Days of the release thereof, and (B) the consent to filing in the Exchange Act Reports of the Depositor the report relating to audits of such financial statements by the firm conducting such audit; or

     (2) post collateral in accordance with the Credit Support Annex (which, for such purpose, will be modified to substitute for "Collateralization Event" throughout the words "Reg AB Disclosure Event", and define "Credit Support Amount" therein as needed to result in the posting of an amount sufficient to reduce the applicable percentage below the requirements of Item 1115, subject to any requirement to post Collateral in accordance with Part 5(i)); or

     (3) subject to the S&P Rating Condition, novate or assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee that is able to comply with the requirements of
     Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement; or

     (4) obtain a Qualified Guaranty by a guarantor that is able to comply with the requirements of Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement.

Party A's obligation to comply with this Part 5(j) shall be suspended on January 1, 2008, unless, at any time, Party A receives notification from the Depositor or the Securities Administrator that the Trust Fund's obligation to file periodic reports under the Exchange Act shall continue; provided, however, that such obligations shall not be suspended in respect of any Exchange Act Report or amendment to an Exchange Act Report in such fiscal year which relates to any fiscal year in which the Trust Fund was subject to the reporting requirements of the Exchange Act. This obligation shall continue to be suspended unless the Depositor or the Securities Administrator notifies Party A that the Trust Fund's obligations to file reports under the Exchange Act has resumed. If the Depositor or Party B reasonably requests, Party A shall provide such other information as may be necessary for the Depositor to comply with Item 1115. The Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor's rights explicitly specified herein.

(k) Supplemental Interest Trust Trustee's Capacity. It is expressly understood and agreed by the parties hereto that, insofar as this Agreement and any confirmation evidencing a Transaction hereunder is executed by Wells Fargo Bank, N.A., (i) this Agreement and such confirmation are executed and delivered by
Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder, and pursuant to instruction set forth therein, (ii) each of the representations, undertakings and agreements herein or therein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of Wells Fargo Bank, N.A. but is made and intended for the purpose of binding only the Supplemental Interest Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A., in its individual capacity, be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement or any such confirmation

(l) Supplemental Interest Trust Trustee's Representation. Wells Fargo Bank, N.A., as Supplemental Interest Trust Trustee of the Supplemental Interest Trust, represents and warrants that:

     It has been directed under the Pooling and Servicing Agreement to enter into this Agreement and each confirmation evidencing a Transaction hereunder as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

                      [Signature page immediately follows]

     IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this Agreement:


   THE BANK OF NEW YORK                         WELLS FARGO BANK, N.A.,
                                                not in its individual
                                                capacity, but solely as
                                                Supplemental Interest Trust
                                                Trustee on behalf of the
                                                Banc of America Funding
                                                2007-2 Supplemental Interest
                                                Trust

   By: ___________________________              By: ____________________________
     Name:                                       Name:
     Title:                                      Title:
     Date:                                       Date:

(Multicurrency - Cross Border)

                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.

                                MASTER AGREEMENT
                          dated as of February 27, 2007



              THE BANK OF NEW YORK            and   WELLS FARGO BANK, N.A.,
                                                    not in its individual
                                                    capacity, but solely as
                                                    Supplemental Interest
                                                    Trust Trustee on behalf
                                                    of the Banc of America
                                                    Funding 2007-2
                                                    Supplemental Interest
                                                    Trust

established as a banking organization under         The Supplemental Interest
the laws of the State of New York                   Trust is a common law trust
of the State of New York                            established under the laws

       ("Party A")                                             ("Party B")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: -

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement'), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

     value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

     IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.



   THE BANK OF NEW YORK                        WELLS FARGO BANK, N.A.,
                                               not in its individual
                                               capacity, but solely as
                                               Supplemental Interest Trust
                                               Trustee on behalf of the
                                               Banc of America Funding
                                               2007-2 Supplemental Interest
                                               Trust

   By: _____________________________           By: _____________________________
     Name:                                      Name:
     Title:                                     Title:
     Date:                                      Date:

(Bilateral Form)                  (ISDA Agreements Subject to New York Law Only)

                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX
                             to the Schedule to the

                              ISDA Master Agreement
                   ------------------------------------------

                          Dated as of February 27, 2007

                                     between

   THE BANK OF NEW YORK            and     WELLS FARGO BANK, N.A.,
                                           not in its individual capacity, but
                                           solely as Supplemental Interest Trust
                                           Trustee on behalf of the Banc of
                                           America Funding 2007-2 Supplemental
                                           Interest Trust

established as a banking organization      The Supplemental  Interest Trust is a
under the  laws of the State of New York   common law trust established  under
                                           the laws of the State of New York

              ("Party A")                                 ("Party B")

   ---------------------------------         -----------------------------------


This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to Party A.

Accordingly, the parties agree as follows:--

Paragraphs 1 - 12. Incorporation. Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral Form) (ISDA Agreements Subject to New York Law
Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof, except that Paragraph 1(b) is hereby amended in its entirety to read as follows:

"(b) Secured Party and Pledgor. Notwithstanding anything contained in this Annex to the contrary, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9, and
(d) only Party A will be required to make Transfers of Eligible Credit Support hereunder."

Paragraph 13.

Certain Definitions. As used herein, "Moody's", "S&P", "Rating Agency", "Collateralization Event", "Moody's Collateralization Event", "S&P Collateralization Event"; "Ratings Event", "Moody's Ratings Event", and "S&P Ratings Event" have the meanings assigned in the Schedule.

(a) Security Interest for "Obligations." The term "Obligations" as used in this Annex includes the following additional obligations: Not applicable.

(b) Credit Support Obligations.

     (i) Delivery Amount, Return Amount and Credit Support Amount.

          (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) except that the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date on which the Threshold for Party A is Zero, commencing no later than the Valuation Date falling on or after the earliest of (i) in the case of a Moody's Collateralization Event or Moody's Ratings Event, on the 30th Local Business Day thereafter, (ii) in the case of an S&P Collateralization Event, the thirtieth (30th) calendar day thereafter or, if it is not a Local Business Day, the next preceding day that is a Local Business Day and
          (iii) in the case of an S&P Ratings Event, commencing promptly after publication by S&P of the applicable change in rating."

          (B) "Return Amount" has the meaning specified in Paragraph 3(b).

          (C) "Credit Support Amount" in Paragraph 3(b), shall be amended in its entirety to read as follows:

               "`Credit Support Amount' means for any Valuation Date after and during the continuance of a Collateralization Event or Ratings Event, (i) the Secured Party's Exposure for that Valuation Date, plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor (with respect to all Affected Transactions), if any, minus (iii) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of the Credit Support Amount yields a number less than zero; and, provided further, that, if a Moody's Rating Event with respect to Party A and the guarantor under each Qualified Guaranty (if any) has occurred and is continuing and at least thirty (30) Business Days have elapsed since the last time it was not the case that a Moody's Rating Event had occurred and was continuing, the Credit Support Amount will not be less than the greater of zero and the aggregate amount of the net payments due from Pledgor in respect of all following scheduled Payments (each such net payment being the greater of zero and the amount of the payment due to be made by the Pledgor under Section 2(a) on a Payment date less the amount of any payment due to be made by the Secured Party under Section 2(a) on the same Payment Date after giving effect to any applicable netting under Section 2(c)) with respect to all Affected Transactions.

     (ii) Eligible Collateral. The items set forth in Schedule 1A or Schedule 1B, as applicable, will qualify as "Eligible Collateral" for Party A.

     (iii) Other Eligible Support. The following items will qualify as "Other Eligible Support" for the party specified: Not Applicable.

     (iv) Thresholds.

          (A) "Independent Amount" means with respect to Party B: Zero; and, with respect to Party A, for any Valuation Date: an amount equal to the product of the aggregate Notional Amount outstanding at the beginning of the related Calculation Period under the applicable Affected Transactions, and the greater of:

               (1) in respect of a Moody's Collateralization Event or a Moody's Ratings Event, the percentage set forth in Schedule 2A,
                    Schedule 2B or Schedule 2C, as applicable ("Moody's Independent Amount"); and

               (2) in respect of an S&P Collateralization Event or an S&P Ratings Event, (x) with respect to basis risk swaps, the product of the S&P Volatility Buffer and .10, and (y) with respect to all other Transactions the S&P Volatility Buffer determined using the table set forth in Schedule 3 ("S&P Independent Amount").

          (B) "Threshold" means for each party: an infinite number; provided, that the Threshold for Party A shall be zero at any time that Party A elects or is required to post collateral pursuant to Part 5(i)(ii) of the Schedule.

          (C) "Minimum  Transfer Amount" means with respect to Party A and Party
          B: $100,000; provided, that the Minimum Transfer Amount for such party shall be $50,000 in respect of an S&P Collateralization Event and an S&P Ratings Event if the aggregated principal balance of the Certificates is $50,000,000 or less on the applicable Valuation Date, and shall be zero upon the occurrence and during the continuance of an Event of Default, Termination Event, Additional Termination Event, or Specified Condition with respect to such party.

          (D) Rounding. The Delivery Amount will be rounded up to the nearest integral multiple of $1,000 and the Return Amount will be rounded down to the nearest integral multiple of $1,000.

     (v) Conflicting Valuation Percentage. Notwithstanding the definition of "Valuation Percentage" in Paragraph 10, the Valuation Percentage for any item of Eligible Collateral shall be the lowest of the applicable percentages specified for such item by any Rating Agency then rating the Certificates.

(c) Valuation and Timing.

     (i) "Valuation Agent" means, Party A, provided, that if any Event of Default with respect to Party A has occurred and is continuing, then any designated third party mutually agreed to by the parties shall be the Valuation Agent until such time as Party A is no longer a Defaulting Party.

     (ii) "Valuation Date" means: each Local Business Day.

     (iii) "Valuation Time" means:

          [ ] the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

          [X] the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

     provided, that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. (i) Illegality and (ii) Additional Termination Events will be a "Specified Condition" for Party A (as the Affected Party) (but not for purposes of Paragraph 8(d)), and (iii) Tax Event and (iv) Tax Event Upon Merger will not be a "Specified Condition for Party A.

(e) Substitution.

     (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

     (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Applicable.

(f) Dispute Resolution.

     (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

     (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: as set forth for other purposes in Paragraph 12.

     (iii) Alternative. The provisions of Paragraph 5 will apply, except to the following extent: (A) pending the resolution of a dispute, Transfer of the undisputed Value of Eligible Credit Support or Posted Credit Support involved in the relevant demand will be due as provided in Paragraph 5 if the demand is given by the Notification Time, but will be due on the second Local Business Day after the demand if the demand is given after the Notification Time; and (B) the Disputing Party need not comply with the provisions of Paragraph 5(II)(2) if the amount to be Transferred does not exceed the Disputing Party's Minimum Transfer Amount.

(g) Holding and Using Posted Collateral.

     (i) Eligibility to Hold Posted Collateral; Custodians. The Secured Party will not be entitled to hold Posted Collateral itself. The Secured Party will be hold Posted Collateral in an identifiable segregated account through a Custodian. The Custodian may be the Securities Administrator or the Supplemental Interest Trust Trustee and shall at all times be a financial institution as specified under Section 9.05 of the Pooling and Servicing Agreement. If not so specified, the Custodian shall be a commercial bank or trust company which is unaffiliated with Party B organized under the laws of the United States or any state thereof, having assets of at least $10 billion and a long term debt or a deposit rating of at least Baa2 from Moody's and A from S&P. For so long as the Certificates are rated by S&P, any Custodian other than the Securities Administrator or Supplemental Interest Trust Trustee shall have a short-term debt or deposit rating of at least A-1 or, if it has no short-term rating, a long-term debt or deposit rating of at least A from S&P..

     Initially, the Custodian for Party B is: the Supplemental Interest Trust Trustee.

     (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to the Secured Party; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii).

(h) Distributions and Interest Amount.

     (i) Interest Rate. The "Interest Rate", with respect to Eligible Collateral in the form of Cash will be the actual rate of interest earned by the Counterparty or the Custodian if the Cash Posted Collateral is invested as provided in Paragraph 13(l)(vi); otherwise, the "Interest Rate" will be, for any day, the rate opposite the caption "Federal Funds (Effective)" for such day as published for such day in Federal Reserve Publication H.15(519) or any successor publication as published by the Board of Governors of the Federal Reserve System or such other rate as agreed by the parties.

     (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b) subject to the receipt and availability of such funds.

     (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Other Eligible Support and Other Posted Support.

     (i) "Value" with respect to Other Eligible Support and Other Posted Support means: Inapplicable.

     (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: Inapplicable.

(j) Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

     (i)  Party A:      Not applicable.

     (ii) Party B:

          Address:      Wells Fargo Bank, N.A.,
                        not in its individual capacity, but solely
                        as Supplemental Interest Trust Trustee on
                        behalf of the Banc of America Funding 2007-2
                        Supplemental Interest Trust
                        9062 Old Annapolis Rd.
                        Columbia, Maryland 21045
         Attention:     Client Manager - BAFC 2007-2
         Facsimile:     (410) 715-2380   Telephone:  (410) 884-2000

(k) Addresses for Transfers.

    Party A:          For Cash: To be provided.

                      For Eligible Collateral:  To be provided.

    Party B:          To be provided.

(l) Other Provisions.

     (i) Additional Definitions. As used in this Annex:--

          "Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

          "Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree);

     (ii) Transfer Timing.

          (A) Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph: "Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter; if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter."

          (B) Paragraph 6(d)(1) shall be amended so that the reference therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

     (iii) Events of Default. Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

          "For the purposes of Section 5(a)(iii) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Credit Support, Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Day after the notice of that failure is given to that party; provided, that, with respect to a failure to Transfer Eligible Credit Support, at least (x) 30 Local Business Days have elapsed after a Ratings Event has occurred, or (y) 10 Business Days have elapsed after an S&P Ratings Event, and such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A".

     (iv) No Counterclaim. A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

     (v) Holding Collateral. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account which is an Eligible Account (the "Swap Collateral Account") and to hold, record and identify all the Posted Collateral therein and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

     (vi) Investment of Cash Posted Collateral. Cash Posted Collateral shall be invested in Permitted Investments as directed by Party A, with gains and losses incurred in respect of such investments to be for the account of Party A, subject to the following parameters: the Cash Posted Collateral shall be invested in such overnight (or redeemable within two Local Business Days of demand) investments rated at least AAAm or AAAm-G by S&P and Prime -1 or Aaa by Moody's as directed by Party A (provided, that such investment shall be held uninvested or invested at the direction of Party B if an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party and Party B has designated an Early Termination Date with respect thereto). Such instructions may be delivered as standing instructions.

     (vii) Return of Posted Collateral. At any time Party A is required to post collateral pursuant to Part 5(i)(ii) of the Schedule, Party A shall be obligated to transfer Eligible Collateral in accordance with the terms of this Annex. If Party A is so required to post collateral in relation to a Collateralization Event or a Ratings Event and thereafter ceases to be required to post collateral under Part 5(i)(ii) of the Schedule (and provided that no Event of Default exists with respect to Party A) or Party A has made a Permitted Transfer under this Agreement, then Party A's obligations to transfer Eligible Collateral under this Annex will immediately cease with respect to that Collateralization Event or Ratings Event, and Party B will, upon demand by Party A, return to Party A, or cause its Custodian to return, all Posted Collateral held under this Annex. The Secured Party is authorized to liquidate any Posted Collateral pursuant to written instructions from Party A.

     (viii) External Verification of Mark-to-Market Valuations. If the long-term senior unsecured debt of Party A is rated BBB or below by S&P, once every month, Party A will at its own expense verify its determination of Exposure of the Transaction on the next Valuation Date by seeking quotations from two (2) Reference Market-makers (provided, that a Reference Market-maker may not be used more than four times within each 12 month period) for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or
     (b) the high quotation for a Reference Market-maker, if applicable for the next Valuation Date and cure any deficiency in collateral value within three Local Business Days. Party A shall provide the quotations of such Reference Market-makers to S&P.

     (ix) Expenses. Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Collateral.

     (x) Limit on Secured Party's Liability. The Secured Party will not be liable for any losses or damages that the Pledgor may suffer as a result of any failure by the Secured Party to perform, or any delay by it in performing, any of its obligations under this Annex if the failure or delay results from circumstances beyond the reasonable control of the Secured Party or its Custodian, such as interruption or loss of computer or communication services, labor disturbance, natural disaster or local or national emergency.

     (xi) Limited Responsibility of Supplemental Interest Trust Trustee. The parties hereto acknowledge and agree that the Supplemental Interest Trust Trustee shall have no (a) responsibility or liability for the validity or sufficiency of any Posted Collateral, (b) duty or responsibility for determining when Posted Collateral is required to be provided by the Swap Provider under the Credit Support Annex or the value of any Posted Collateral, or (c) duty or obligation to realize upon any Posted Collateral in the event that any such collateral is required to be liquidated pursuant to this Agreement or to enforce the obligations of the issuer of any Posted Collateral.

                      [Signature page immediately follows]

     IN WITNESS WHEREOF the parties have executed this Credit Support Annex on the respective dates specified below with effect from the date on the first page.

THE BANK OF NEW YORK                   WELLS FARGO BANK, N.A.,
                                       not in its individual capacity, but
                                       solely as Supplemental Interest Trust
                                       Trustee on behalf of the Banc of
                                       America Funding 2007-2 Supplemental
                                       Interest Trust



By: ____________________________       By: _____________________________________
  Name:                                 Name:
  Title:                                Title:
  Date:                                 Date:

                                   SCHEDULE 1A
                               ELIGIBLE COLLATERAL
                                     MOODY'S

Certificates:  Banc  of  America  Funding  Corporation,   Mortgage  Pass-Through
Certificates, Series 2007-2, Overcollateralized Certificates due 2036
Highest Rating of Certificates: Classes T-A-1A, T-A-1B, T-A-2, T-A-3, T-A-4, T-A-5 and T-A-6 rated "Aaa" by Moody's and "AAA" by S&P.
Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable. Last Scheduled Payment Date of Transaction: No. 38857: April 25, 2012.
Valuation Date (and Valuation Percentage column): Daily

Moody's Valuation Percentage columns:
     * Column A sets out the percentage applicable when the percentage in Column B is not applicable.
     * Column B sets out the percentage applicable when a Moody's Ratings Event has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody's Ratings Event had occurred and was continuing.

 ----------------------------------------------------------------------------------------------------------------
                             ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY'S )
 ----------------------------------------------------------------------------------------------------------------
                                                                      Valuation Percentage  Valuation Percentage
 ---------- --------------------------------------------------------- --------------------- ---------------------
                                                                         Moody's (Daily)       Moody's (Weekly)
 ---------- --------------------------------------------------------- --------------------- ---------------------
                                                                           A          B          A          B
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (A)     Cash:  U.S. Dollars in depositary account form            100%        100       100%       100%
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (B)     Floating-rate  U.S. Treasury  Securities:  Floating-rate  100%        99%       100%       99%
            negotiable debt obligations issued by the U.S. Treasury
            Department  after  July 18,  1984  ("Floating-rate
            Treasuries") (all maturities).
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (C)     U.S.  Treasury  Securities:  Fixed-rate  negotiable debt  100%        100%      100%       100%
            obligations  issued  by  the  U.S.  Treasury  Department
            after July 18, 1984 ("Fixed-rate  Treasuries")  having a
            remaining maturity of up to and not more than 1 year.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (D)     Fixed-rate  Treasuries  having a  remaining  maturity of  100%        99%       100%       99%
            greater than 1 year but not more than 2 years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (E)     Fixed-rate  Treasuries  having a  remaining  maturity of  100%        98%       100%       98%
            greater than 2 years but not more than 3 years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (F)     Fixed-rate  Treasuries  having a  remaining  maturity of  100%        97%       100%       97%
            greater than 3 years but not more than 5 years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (G)     Fixed-rate  Treasuries  having a  remaining  maturity of  100%        96%       100%       95%
            greater than 5 years but not more than 7 years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (H)     Fixed-rate  Treasuries  having a  remaining  maturity of  100%        94%       100%       94%
            greater than 7 years but not more than 10 years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (I)     Fixed-rate  Treasuries  having a  remaining  maturity of  100%        90%       100%       89%
            greater than 10 years but not more than 20 years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (J)     Fixed-rate  Treasuries  having a  remaining  maturity of  100%        88%       100%       87%
            greater than 20 years but not more than 30 years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------

                              1A-1

---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (K)     Floating-rate    Agency    Securities:     Floating-rate  100%        98%       100%       98%
            negotiable debt obligations of the Federal National
            Mortgage  Association  (FNMA),  Federal  Home Loan
            Mortgage  Corporation  (FHLMC),  Federal Home Loan
            Banks  (FHLB),  Federal Farm Credit Banks  (FFCB),
            Tennessee  Valley  Authority (TVA)  (collectively,
            "Floating-rate Agency Securities") (all maturities).
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (L)     Fixed-rate  Agency  Securities:   Fixed-rate  negotiable  100%        99%       100%       99%
            debt  obligations  of  the  Federal  National   Mortgage
            Association   (FNMA),   Federal   Home   Loan   Mortgage
            Corporation  (FHLMC),  Federal  Home Loan Banks  (FHLB),
            Federal Farm Credit Banks (FFCB), Tennessee Valley
            Authority (TVA) (collectively,  "Fixed-rate Agency
            Securities") issued after July 18, 1984 and having
            a remaining maturity of not more than 1 year.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (M)     Fixed-rate   Agency   Securities   having  a   remaining  100%        99%       100%       98%
            maturity  of  greater  than 1 year but not  more  than 2
            years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (N)     Fixed-rate   Agency   Securities   having  a   remaining  100%        98%       100%       97%
            maturity  of  greater  than 2 years  but not more than 3
            years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (O)     Fixed-rate   Agency   Securities   having  a   remaining  100%        96%       100%       96%
            maturity  of  greater  than 3 years  but not more than 5
            years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (P)     Fixed-rate   Agency   Securities   having  a   remaining  100%        93%       100%       94%
            maturity  of  greater  than 5 years  but not more than 7
            years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (Q)     Fixed-rate   Agency   Securities   having  a   remaining  100%        93%       100%       93%
            maturity  of  greater  than 7 years but not more than 10
            years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (R)     Fixed-rate   Agency   Securities   having  a   remaining  100%        89%       100%       88%
            maturity  of greater  than 10 years but not more than 20
            years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (S)     Fixed-rate   Agency   Securities   having  a   remaining  100%        87%       100%       86%
            maturity  of greater  than 20 years but not more than 30
            years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (T)     FHLMC Certificates.  Mortgage participation certificates  *           *         *          *
            issued by FHLMC evidencing undivided interests or
            participations  in pools of first lien  conventional or
            FHA/VA   residential   mortgages  or  deeds  of  trust,
            guaranteed  by FHLMC,  issued  after July 18,  1984 and
            having a remaining maturity of not more than 30 years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (U)     FNMA    Certificates.    Mortgage-backed    pass-through  *           *         *          *
            certificates   issued  by  FNMA  evidencing   undivided
            interests in pools of first lien  mortgages or deeds of
            trust on  residential  properties,  guaranteed by FNMA,
            issued  after  July  18,  1984 and  having a  remaining
            maturity of not more than 30 years.
---------- --------------------------------------------------------- ----------- --------- ---------- ----------

                              1A-2

---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (V)     GNMA    Certificates.    Mortgage-backed    pass-through  *           *         *          *
            certificates issued by private entities, evidencing
            undivided   interests   in  pools  of  first  lien
            mortgages  or  deeds of  trust  on  single  family
            residences,  guaranteed by the Government National
            Mortgage  Association  (GNMA)  with the full faith
            and credit of the United States, issued after July
            18,  1984 and having a  remaining  maturity of not
            more than 30 years.
---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (W)     Commercial  Mortgage-Backed  Securities.  Floating  rate  *           *         *          *
            commercial  mortgage-backed  securities rated AAA by two
            major rating agencies  (including S&P if S&P is a Rating
            Agency  hereunder)  with a minimum par or face amount of
            $250  million  (excluding  securities  issued under Rule
            144A) ("Commercial  Mortgage-Backed  Securities") having
            a remaining maturity of not more than 5 years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (X)     Commercial    Mortgage-Backed    Securities   having   a  *           *         *          *
            remaining  maturity  of more  than 5 years  and not more
            than 10 years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (Y)     Commercial Mortgage-Backed Securities having a                                  *          *
            remaining maturity of more than 10 years.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
    (Z)     Commercial  Paper.  Commercial Paper with a rating of at  *           *         *          *
            least  P-1 by  Moody's  and at  least  A-1+  by S&P  and
            having a remaining maturity of not more than 30 days.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------
   (AA)     Other Items of Credit Support approved by the Rating      *           *         *          *
            Agencies to the extent any Certificates are rated.
 ---------- --------------------------------------------------------- ----------- --------- ---------- ----------

     * zero or such higher percentage in respect of which Moody's has delivered a ratings affirmation.










                                      1A-3

                                   SCHEDULE 1B
                               ELIGIBLE COLLATERAL
                                       S&P

Certificates:  Banc  of  America  Funding  Corporation,   Mortgage  Pass-Through
Certificates, Series 2007-2, Overcollateralized Certificates due 2036
Highest Rating of Certificates: Classes T-A-1A, T-A-1B, T-A-2, T-A-3, T-A-4, T-A-5 and T-A-6 rated "Aaa" by Moody's and "AAA" by S&P.
Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable. Last Scheduled Payment Date of Transactions: No. 38857: April 25, 2012. Valuation Date (and Valuation Percentage column): Daily

 ----------------------------------------------------------------------------------------------------------------
                                ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (S&P)
 ----------------------------------------------------------------------------------------------------------------
                                                                                        Valuation Percentage
 ------------ ---------------------------------------------------------------------- ---------------------------
                                                                                                S&P
 ------------ ---------------------------------------------------------------------- -------------- ------------
                                                                                         Daily        Weekly
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (A)      Cash:  U.S. Dollars in depositary account form                             100%          100%
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (B)      Floating-rate U.S. Treasury Securities: Floating-rate negotiable *
              * debt obligations issued by the U.S. Treasury Department after
              July 18, 1984 ("Floating Rate Treasuries") (all maturities).
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (C)      Fixed-rate  U.S.  Treasury  Securities:  Fixed-rate  negotiable  debt     98.90%        98.60%
              obligations  issued by the U.S.  Treasury  Department  after July 18,
              1984 ("Fixed-rate  Treasuries")  having a remaining maturity of up to and not more than 1 year.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (D)      Fixed-rate  Treasuries having a remaining  maturity of greater than 1     98.00%        97.30%
              year but not more than 2 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (E)      Fixed-rate  Treasuries having a remaining  maturity of greater than 2     97.40%        95.80%
              years but not more than 3 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (F)      Fixed-rate  Treasuries having a remaining  maturity of greater than 3     95.50%        93.80%
              years but not more than 5 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (G)      Fixed-rate  Treasuries having a remaining  maturity of greater than 5     93.70%        91.40%
              years but not more than 7 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (H)      Fixed-rate  Treasuries having a remaining  maturity of greater than 7     92.50%        90.30%
              years but not more than 10 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (I)      Fixed-rate  Treasuries having a remaining maturity of greater than 10     91.10%        86.90%
              years but not more than 20 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (J)      Fixed-rate  Treasuries having a remaining maturity of greater than 20     88.60%        84.60%
              years but not more than 30 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (K)      Floating-rate  Agency  Securities:   Floating-rate   negotiable  debt        *             *
              obligations  of the Federal  National  Mortgage  Association  (FNMA),
              Federal Home Loan  Mortgage  Corporation  (FHLMC),  Federal Home Loan
              Banks  (FHLB),  Federal Farm Credit Banks  (FFCB),  Tennessee  Valley
              Authority (TVA)  (collectively,  "Floating-rate  Agency  Securities")
              (all maturities).
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (L)      Fixed-rate Agency Securities:  fixed-rate negotiable debt obligations     98.50%        98.00%
              of the Federal National  Mortgage  Association  (FNMA),  Federal Home
              Loan Mortgage  Corporation  (FHLMC),  Federal Home Loan Banks (FHLB),
              Federal Farm Credit Banks (FFCB),  Tennessee  Valley  Authority (TVA)
              (collectively,  "Fixed-rate Agency Securities") issued after July 18,
              1984 and having a remaining maturity of not more than 1 year.
 ------------ ---------------------------------------------------------------------- -------------- ------------

                                      1C-1

 ------------ ---------------------------------------------------------------------- -------------- ------------
     (M)      Fixed-rate Agency  Securities having a remaining  maturity of greater     97.70%        96.80%
              than 1 year but not more than 2 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (N)      Fixed-rate Agency  Securities having a remaining  maturity of greater     97.30%        96.30%
              than 2 years but not more than 3 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (O)      Fixed-rate Agency  Securities having a remaining  maturity of greater     94.50%        92.50%
              than 3 years but not more than 5 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (P)      Fixed-rate Agency  Securities having a remaining  maturity of greater     93.10%        90.30%
              than 5 years but not more than 7 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (Q)      Fixed-rate Agency  Securities having a remaining  maturity of greater     90.70%        86.90%
              than 7 years but not more than 10 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (R)      Fixed-rate Agency  Securities having a remaining  maturity of greater     87.70%        81.60%
              than 10 years but not more than 20 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (S)      Fixed-rate Agency  Securities having a remaining  maturity of greater     84.40%        77.90%
              than 20 years but not more than 30 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (T)      FHLMC  Certificates.  Mortgage  participation  certificates issued by     91.50%        86.40%
              FHLMC evidencing  undivided  interests or  participations in pools of first lien conventional or FHA/VA  residential  mortgages or deeds of trust,  guaranteed by FHLMC,  issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (U)      FNMA Certificates.  Mortgage-backed  pass-through certificates issued     91.50%        86.40%
              by FNMA  evidencing  undivided  interests  in  pools  of  first  lien mortgages or deeds of trust on residential properties,  guaranteed by
              FNMA,  issued after July 18, 1984 and having a remaining  maturity of not more than 30 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (V)      GNMA Certificates.  Mortgage-backed  pass-through certificates issued     91.50%        86.40%
              by  private  entities,  evidencing  undivided  interests  in pools of first lien  mortgages or deeds of trust on single family  residences, guaranteed by the Government  National  Mortgage  Association  (GNMA)
              with the full  faith and credit of the United  States,  issued  after
              July 18,  1984 and having a  remaining  maturity  of not more than 30 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (W)      Commercial  Mortgage-Backed  Securities.   Floating  rate  commercial     96.20%        95.10%
              mortgage-backed  securities  rated AAA by two major  rating  agencies
              (including  S&P if S&P is a Rating Agency  hereunder)  with a minimum par or face  amount  of $250  million  (excluding  securities  issued under Rule 144A) ("Commercial  Mortgage-Backed  Securities") having a remaining maturity of not more than 5 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (X)      Commercial  Mortgage-Backed Securities having a remaining maturity of     92.90%        90.90%
              more than 5 years and not more than 10 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (Y)      Commercial  Mortgage-Backed Securities having a remaining maturity of     91.00%        88.60%
              more than 10 years.
 ------------ ---------------------------------------------------------------------- -------------- ------------
     (Z)      Commercial  Paper.  Commercial Paper with a rating of at least P-1 by     99.00%        99.00%
              Moody's and at least A-1+ by S&P and having a  remaining  maturity of not more than 30 days.
 ------------ ---------------------------------------------------------------------- -------------- ------------
    (AA)      Other Items of Credit Support approved by the Rating Agencies to the * * extent any Certificates are rated.
 ------------ ---------------------------------------------------------------------- -------------- ------------

     * zero or such higher percentage in respect of which S&P has delivered a ratings affirmation.


                                      1C-2

                                   SCHEDULE 2A
                   MOODY'S INDEPENDENT AMOUNT (FIRST TRIGGER)

Certificates:  Banc  of  America  Funding  Corporation,   Mortgage  Pass-Through
Certificates, Series 2007-2, Overcollateralized Certificates due 2036
Highest Rating of Certificates: Classes T-A-1A, T-A-1B, T-A-2, T-A-3, T-A-4, T-A-5 and T-A-6 rated "Aaa" by Moody's and "AAA" by S&P.
Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable. Last Scheduled Payment Date of Transactions: No. 38857: April 25, 2012. Valuation Date (and Valuation Percentage column): Daily

The following percentages shall be used in the calculation of the Moody's Independent Amount when either (i) it is not the case that a Moody's Ratings Event has occurred and is continuing, or (ii) less than 30 Local Business Days have elapsed since the last time it was not the case that a Moody's Ratings Event had occurred and was continuing.

   --------------------------------- ----------------------- -------------------
       Weighted Average Life of      Valuation Date (Daily)   Valuation Date
         Transaction in Years                                    (Weekly)
   --------------------------------- ----------------------- -------------------

   1 or less                                        0.15%                0.25%
   --------------------------------- ----------------------- -------------------
   More than 1 but not more than 2           0.30%                0.50%
   --------------------------------- ----------------------- -------------------
   More than 2 but not more than 3           0.40%                0.70%
   --------------------------------- ----------------------- -------------------
   More than 3 but not more than 4           0.60%                1.00%
   --------------------------------- ----------------------- -------------------
   More than 4 but not more than 5           0.70%                1.20%
   --------------------------------- ----------------------- -------------------
   More than 5 but not more than 6           0.80%                1.40%
   --------------------------------- ----------------------- -------------------
   More than 6 but not more than 7           1.00%                1.60%
   --------------------------------- ----------------------- -------------------
   More than 7 but not more than 8           1.10%                1.80%
   --------------------------------- ----------------------- -------------------
   More than 8 but not more than 9           1.20%                2.00%
   --------------------------------- ----------------------- -------------------
   More than 9 but not more than 10          1.30%                2.20%
   --------------------------------- ----------------------- -------------------
   More than 10 but not more than 11         1.40%                2.30%
   --------------------------------- ----------------------- -------------------
   More than 11 but not more than 12         1.50%                2.50%
   --------------------------------- ----------------------- -------------------
   More than 12 but not more than 13         1.60%                2.70%
   --------------------------------- ----------------------- -------------------
   More than 13 but not more than 14         1.70%                2.80%
   --------------------------------- ----------------------- -------------------
   More than 14 but not more than 15         1.80%                3.00%
   --------------------------------- ----------------------- -------------------
   More than 15 but not more than 16         1.90%                3.20%
   --------------------------------- ----------------------- -------------------
   More than 16 but not more than 17         2.00%                3.30%
   --------------------------------- ----------------------- -------------------
   More than 17 but not more than 18         2.00%                3.50%
   --------------------------------- ----------------------- -------------------
   More than 18 but not more than 19         2.00%                3.60%
   --------------------------------- ----------------------- -------------------
   More than 20 but not more than 21         2.00%                3.70%
   --------------------------------- ----------------------- -------------------
   More than 21 but not more than 22         2.00%                3.90%
   --------------------------------- ----------------------- -------------------
   More than 22                              2.00%                4.00%
   --------------------------------- ----------------------- -------------------



                                      2A-1

                                   SCHEDULE 2B
                   MOODY'S INDEPENDENT AMOUNT (SECOND TRIGGER)
                          (TRANSACTION SPECIFIC HEDGES)

Certificates:  Banc  of  America  Funding  Corporation,   Mortgage  Pass-Through
Certificates, Series 2007-2, Overcollateralized Certificates due 2036
Highest Rating of Certificates: Classes T-A-1A, T-A-1B, T-A-2, T-A-3, T-A-4, T-A-5 and T-A-6 rated "Aaa" by Moody's and "AAA" by S&P.
Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable. Last Scheduled Payment Date of Transactions: No. 38857: April 25, 2012. Valuation Date (and Valuation Percentage column): Daily

The following percentages shall be used in the calculation of the Moody's Independent Amount with respect to any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or that is an interest rate swap the notional amount of which is "balance guaranteed" or, for any Calculation Period, otherwise is not a specific dollar amount that is fixed at the inception of the Transaction (a "Transaction-Specific Hedge") when a Moody's Ratings Event has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody's Ratings Event had occurred and was continuing.

--------------------------------------------- ----------------------------- --------------------------------
Weighted Average Life of Transaction in Years    Valuation Date (Daily)         Valuation Date (Weekly)
--------------------------------------------- ----------------------------- --------------------------------
1 or less                                                         0.65%                           0.75%
--------------------------------------------- ----------------------------- --------------------------------
More than 1 but not more than 2                          1.30%                           1.50%
--------------------------------------------- ----------------------------- --------------------------------
More than 2 but not more than 3                          1.90%                           2.20%
--------------------------------------------- ----------------------------- --------------------------------
More than 3 but not more than 4                          2.50%                           2.90%
--------------------------------------------- ----------------------------- --------------------------------
More than 4 but not more than 5                          3.10%                           3.60%
--------------------------------------------- ----------------------------- --------------------------------
More than 5 but not more than 6                          3.60%                           4.20%
--------------------------------------------- ----------------------------- --------------------------------
More than 6 but not more than 7                          4.20%                           4.80%
--------------------------------------------- ----------------------------- --------------------------------
More than 7 but not more than 8                          4.70%                           5.40%
--------------------------------------------- ----------------------------- --------------------------------
More than 8 but not more than 9                          5.20%                           6.00%
--------------------------------------------- ----------------------------- --------------------------------
More than 9 but not more than 10                         5.70%                           6.60%
--------------------------------------------- ----------------------------- --------------------------------
More than 10 but not more than 11                        6.10%                           7.00%
--------------------------------------------- ----------------------------- --------------------------------
More than 11 but not more than 12                        6.50%                           7.50%
--------------------------------------------- ----------------------------- --------------------------------
More than 12 but not more than 13                        7.00%                           8.00%
--------------------------------------------- ----------------------------- --------------------------------
More than 13 but not more than 14                        7.40%                           8.50%
--------------------------------------------- ----------------------------- --------------------------------
More than 14 but not more than 15                        7.80%                           9.00%
--------------------------------------------- ----------------------------- --------------------------------
More than 15 but not more than 16                        8.20%                           9.50%
--------------------------------------------- ----------------------------- --------------------------------
More than 16 but not more than 17                        8.60%                           9.90%
--------------------------------------------- ----------------------------- --------------------------------
More than 17 but not more than 18                        9.00%                          10.40%
--------------------------------------------- ----------------------------- --------------------------------
More than 18 but not more than 19                        9.40%                          10.80%
--------------------------------------------- ----------------------------- --------------------------------
More than 20 but not more than 21                        9.70%                          11.00%
--------------------------------------------- ----------------------------- --------------------------------
More than 21 but not more than 22                        10.00%                         11.00%
--------------------------------------------- ----------------------------- --------------------------------
More than 22                                             10.00%                         11.00%
--------------------------------------------- ----------------------------- --------------------------------

                                      2B-1

                                   SCHEDULE 2C
                   MOODY'S INDEPENDENT AMOUNT (SECOND TRIGGER)
                        (NON-TRANSACTION SPECIFIC HEDGES)

Certificates:  Banc  of  America  Funding  Corporation,   Mortgage  Pass-Through
Certificates, Series 2007-2, Overcollateralized Certificates due 2036
Highest Rating of Certificates: Classes T-A-1A, T-A-1B, T-A-2, T-A-3, T-A-4, T-A-5 and T-A-6 rated "Aaa" by Moody's and "AAA" by S&P.
Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable. Last Scheduled Payment Date of Transactions: No. 38857: April 25, 2012. Valuation Date (and Valuation Percentage column): Daily

The following percentages shall be used in the calculation of the Moody's Independent Amount with respect to any Transaction that is not a
Transaction-Specific Hedge when a Moody's Ratings Event has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody's Ratings Event had occurred and was continuing.

--------------------------------- --------------------- ----------------------
Weighted Average Life of            Valuation Date         Valuation Date
  Transaction in Years                  (Daily)                (Weekly)
--------------------------------- --------------------- ----------------------
1 or less                                0.50%                  0.60%
--------------------------------- --------------------- ----------------------
More than 1 but not more than 2          1.00%                  1.20%
--------------------------------- --------------------- ----------------------
More than 2 but not more than 3          1.50%                  1.70%
--------------------------------- --------------------- ----------------------
More than 3 but not more than 4          1.90%                  2.30%
--------------------------------- --------------------- ----------------------
More than 4 but not more than 5          2.40%                  2.80%
--------------------------------- --------------------- ----------------------
More than 5 but not more than 6          2.80%                  3.30%
--------------------------------- --------------------- ----------------------
More than 6 but not more than 7          3.20%                  3.80%
--------------------------------- --------------------- ----------------------
More than 7 but not more than 8          3.60%                  4.30%
--------------------------------- --------------------- ----------------------
More than 8 but not more than 9          4.00%                  4.80%
--------------------------------- --------------------- ----------------------
More than 9 but not more than 10         4.40%                  5.30%
--------------------------------- --------------------- ----------------------
More than 10 but not more than 11        4.70%                  5.60%
--------------------------------- --------------------- ----------------------
More than 11 but not more than 12        5.00%                  6.00%
--------------------------------- --------------------- ----------------------
More than 12 but not more than 13        5.40%                  6.40%
--------------------------------- --------------------- ----------------------
More than 13 but not more than 14        5.70%                  6.80%
--------------------------------- --------------------- ----------------------
More than 14 but not more than 15        6.00%                  7.20%
--------------------------------- --------------------- ----------------------
More than 15 but not more than 16        6.30%                  7.60%
--------------------------------- --------------------- ----------------------
More than 16 but not more than 17        6.60%                  7.90%
--------------------------------- --------------------- ----------------------
More than 17 but not more than 18        6.90%                  8.30%
--------------------------------- --------------------- ----------------------
More than 18 but not more than 19        7.20%                  8.60%
--------------------------------- --------------------- ----------------------
More than 20 but not more than 21        7.50%                  9.00%
--------------------------------- --------------------- ----------------------
More than 21 but not more than 22        7.80%                  9.00%
--------------------------------- --------------------- ----------------------
More than 22                             8.00%                  9.00%
--------------------------------- --------------------- ----------------------


                                      2C-1

                                   SCHEDULE 3
                              S&P VOLATILITY BUFFER

Certificates:  Banc  of  America  Funding  Corporation,   Mortgage  Pass-Through
Certificates, Series 2007-2, Overcollateralized Certificates due 2036
Highest Rating of Certificates: Classes T-A-1A, T-A-1B, T-A-2, T-A-3, T-A-4, T-A-5 and T-A-6 rated "Aaa" by Moody's and "AAA" by S&P.
Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable. Last Scheduled Payment Date of Transactions: No. 38857: April 25, 2012. Valuation Date (and Valuation Percentage column): Daily

         The S&P Volatility Buffer will be determined using the following table:

 --------------------------------------------------------------------------------------------------------------------
                                                S&P Volatility Buffer
 ------------------------ -------------------------------------------------------------------------------------------
 Party A Rating*                                  Remaining Years to Maturity of Transaction
 ------------------------ -------------------------------------------------------------------------------------------
                          (Up to 3 years)        (Up to 5 years)      (Up to 10 years)       (Up to 30 years)
 ------------------------ ---------------------- -------------------- ---------------------- ------------------------
 If, on the related  Valuation  Date,  the highest rated Certificates  are rated
 "AA-" or higher by S&P, the S&P Volatility Buffer is:
 --------------------------------------------------------------------------------------------------------------------
 A-2                              2.75%                3.25%               4.00%                  4.75%
 ------------------------ ---------------------- -------------------- ---------------------- ------------------------
 A-3                              3.25%                4.00%               5.00%                  6.25%
 ------------------------ ---------------------- -------------------- ---------------------- ------------------------
 BB+ or lower                     3.50%                4.50%               6.75%                  7.50%
 ------------------------ ---------------------- -------------------- ---------------------- ------------------------
 If, on the related Valuation Date, the highest rated Certificates are rated "A"
 or "A+" by S&P, the S&P Volatility Buffer is:
 --------------------------------------------------------------------------------------------------------------------
 BBB+/BBB                       *                      3.25%               4.00%                  4.50%
 ------------------------ ---------------------- -------------------- ---------------------- ------------------------
 A-2                            *                      3.25%               4.00%                  4.50%
 ------------------------ ---------------------- -------------------- ---------------------- ------------------------
 A-3/BBB-                       *                      3.50%               4.50%                  6.00%
 ------------------------ ---------------------- -------------------- ---------------------- ------------------------
 BB+ or lower                   *                      4.00%               5.25%                  7.00%
 ------------------------ ---------------------- -------------------- ---------------------- ------------------------

* This rating shall be the higher of the rating by S&P on the related Valuation Date of the long-term debt and short-term debt of Party A or its guarantor or other Credit Support Provider.




                                      4-1